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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549



                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934




        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 31, 1998


                             FIRSTMERIT CORPORATION
             (Exact name of registrant as specified in its charter)


         OHIO                         0-10161               34-1339938
(State or other jurisdiction of     (Commission     (IRS employer identification
incorporation or organization)      file number)     number)


  III CASCADE PLAZA, 7TH FLOOR             AKRON, OHIO  44308    (330) 384-8000
(Address of Principal Executive Offices)       (Zip Code)     (Telephone Number)







                                    Copy to:

                                KEVIN C. O'NEIL
                                BROUSE & MCDOWELL
                            500 First National Tower
                             Akron, Ohio 44308-1471
                    (330) 434-5207 E-Mail: KONeil@Brouse.Com








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ITEM 5. OTHER EVENTS.

        Attached hereto and incorporated by reference herein are the consolidated balance sheets of Signal Corp and subsidiaries as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholders' equity, and cash flows for the years ended December 31, 1997, 1996 and 1995.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (c) Exhibits

         23(a)  Consent of KPMG Peat Marwick LLP
         23(b)  Consent of Ernst & Young LLP
         99(a) Consolidated Balance Sheets of Signal Corp and Subsidiaries as of December 31, 1997 and 1996, and the Related Consolidated Statements of Income, Changes in Shareholders' Equity, and Cash Flows for the Years Ended December 31, 1997, 1996 and 1995
         99(b) Consolidated Balance Sheets of Signal Corp and Subsidiaries as of June 30, 1998 and December 31, 1997, and the Related Consolidated Statements of Income, and Cash Flows for the Six Months Ended June 30, 1998 and 1997

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FIRSTMERIT CORPORATION


Dated:  August 31, 1998                        By: /s/ Terry E. Patton
                                                   ----------------------------
                                                   Terry E. Patton, Secretary







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                             FIRSTMERIT CORPORATION
                           CURRENT REPORT ON FORM 8-K


                                INDEX OF EXHIBITS


                  EXHIBIT

                  23(a)     Consent of KPMG Peat Marwick LLP
                  23(b)     Consent of Ernst & Young LLP
                  99(a)     Consolidated Balance Sheets of Signal Corp and
                            Subsidiaries as of December 31, 1997 and 1996, and the Related Consolidated Statements of Income,
                            Changes in Shareholders' Equity, and Cash Flows for the Years Ended December 31, 1997, 1996 and 1995
                  99(b)     Consolidated Balance Sheets of Signal Corp and
                            Subsidiaries as of June 30, 1998 and December 31,
                            1997, and the Related Consolidated Statements of
                            Income, and Cash Flows for the Six Months Ended June
                            30, 1998 and 1997